ASYMmetric Smart Income ETF (MORE) Listed on NYSE Arca, Inc. Summary Prospectus January 27, 2023 www.asymshares.com/more
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (SAI), which contain more information about the Fund and its risks. The current prospectus and SAI dated January 27, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.asymshares.com/more. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
ASYMmetric Smart Income ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the ASYMmetric Smart Income Index (the “Index”).
Fees and Expenses
The following table describes the fees and expenses that you may incur if you buy, hold or sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Acquired Fund Fees and Expenses**	0.00%
Total Annual Fund Operating Expenses	0.75%
*Estimated for the current fiscal year
**Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights will include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$77	$240
Portfolio Turnover. The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have portfolio turnover information for the prior fiscal year to report.
Principal Investment Strategies
The Fund employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on proprietary ASYMmetric Risk Management Technology developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”).
The Index is a rules-based, quantitative strategy that seeks to generate higher income and better performance than the S&P 500® Total Return Index (“S&P 500 Index”) with less risk.

The Index is powered by the Index Provider’s ASYMmetric Risk Management Technology, which relies on mathematical formulas to dynamically manage the Index’s exposure in two market risk environments:

●	Risk-On: Market prices are trending up, which is termed a “Risk-On” market environment;

●	Risk-Off: Market prices are trending down, which is termed a “Risk-Off” market environment.
The ASYMmetric Risk Management Technology is designed to dynamically manage, as of each monthly Index rebalancing and reconstitution date, the Index’s exposure to high income producing asset classes to:

●	Generate high quality income from high income producing asset classes that are in a bull market;

●	Secure income and principle by allocating away from high income producing asset classes that are in a bear market; and

●	Protect capital when all high income producing assets classes are in a bear market, by being invested in U.S. treasuries, if treasuries are in a bull market or in the safety of cash, if no bull markets currently exist.
A bull market is typically characterized by a period of material increase in the overall U.S. stock market, and a bear market is typically characterized by a period of material decrease in the overall U.S. stock market.
The Index employs a tactical allocation strategy by allocating to (i) high income equity asset classes, including Master Limited Partnerships (“MLPs”), Real Estate Investment Trusts (“REITs”), and utilities (together, the “Equities”), and (ii) fixed income securities. When the Index allocates to Equities, the Fund will invest principally in individual securities that provide exposure to MLPs, REITs, and utilities or directly in U.S. equity securities of those asset classes. The Fund may also invest directly in Canadian equity securities of MLPs. When the Index allocates to fixed income asset classes, the Fund may invest in U.S. Treasury securities (e.g., 30-Year U.S. Treasury bonds, 10-Year U.S. Treasury notes, or U.S. Treasury bills) or cash.
The Index screens MLPs, REITs, and the utilities sector (as designated by the Global Industry Classification Standard (“GICS”)) to determine whether any of these asset classes are in a bull market. The Index allocates to each the three high income equity asset classes if the market risk environment for that asset class is Risk-On, as determined in accordance with the Price Momentum Indicator described below.
Price Indicator Determination of Market Risk Environments. Market risk environments are quantitatively determined by a proprietary price-based indicator that measures, monitors and quantifies market risk. This indicator is called the “Price Momentum Indicator.”
The Price Momentum Indicator is driven by the 200-business day moving average of the relevant asset class. The Price Momentum Indicator is designed to identify historical market price trends (up or down).
The output of the Price Momentum Indicator is used to classify, on a monthly basis, as in either Risk-On or Risk-Off market environment, as outlined in the table below. The market is in a Risk-On environment when the market is trending up, above its 200-business day moving average. The market is in a Risk-Off environment when the market is trending down, below its 200-business day moving average.

Equity
Price Momentum Indicator	Indicated Market Risk Environment
Market Trending Up	Risk-On (Bull Market)
Market Trending Down	Risk-Off (Bear Market)
Portfolio Exposure. The Index screens the MLP, REIT, and utility markets to determine their current market risk environments. If all three high income equity asset classes are in a Risk-On environment, then the Index allocates equally (33.3%) to each. If two are in a Risk-On environment, then the Index allocates equally (50%) to each. If only one is in a Risk-On environment, then the Index allocates entirely (100%) to that asset class.

High Income Equity Risk Environments & Equity Exposure
Asset Classes	MLPs	REITs	Utilities
Risk-On (Three)	33%	33%	33%
Risk-On (Two)	50%	0%	50%
Risk-On (One)	100%	0%	0%

Fixed Income Matrix. If all high income equity asset classes are Risk-Off (in a bear market), the Index screens fixed income segments to determine if any are Risk-On. If any fixed income asset class is Risk-On, then the Index allocates 100% to the fixed income asset class with the highest yield, as shown in the table below. If all fixed income segments are Risk-Off (in a bear market), then the Index allocates 100% to cash or cash equivalents (which include U.S. Treasury bills or notes having less than three months to maturity or money market funds invested in such U.S. Treasuries). The Price Momentum Indicator described above uses the 200-business day moving average of yields to determine which U.S. Treasuries markets, if any, are in a Risk-On market environment. If yields are falling below the 200-business day average, then the Price Momentum Indicator indicates a Risk-On environment.

Fixed Income Risk Environments & Fixed Exposure
Segment	30-Year U.S. Treasury	10-Year U.S. Treasury	Treasury Bills
Bull Market	Yes	Yes	Yes
Yield	5%	4%	3%
Highest Yield	Yes	No	No
Exposure	100%	0%	0%
The output of the Price Momentum Indicator is used to classify monthly U.S. Treasuries markets as in either a Risk-On or Risk-Off market environment, as outlined in the table below.

Fixed Income
Price Momentum Indicator	Indicated Market Risk Environment
Yields Trending Down (below 200-business day average yield)	Risk-On (Bull Market)
Yields Trending Up (above 200-business day average yield)	Risk-Off (Bear Market)

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities and cash included in the ASYMmetric Smart Income Index. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
The Index was developed by the Index Provider, ASYMmetric Investment Solutions, LLC, an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, the Adviser or the Fund’s sub-adviser, Toroso Investments, LLC (the “Subadviser”). The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
As of December 31, 2022, the Index was comprised of 65 components.
Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
MLP Risk – The Fund may invest in Equities that principally invest in MLPs, or the Fund may invest directly in MLPs. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.
Concentration Risk – The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, market, industry, group of industries, sector, market segment or asset class. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

REIT Investment Risk – The Fund may invest in Equities that primarily invest in REITs, or the Fund may invest directly in REITs. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
Utilities Sector Risk – The Fund may invest in Equities that primarily invest in utility companies, or the Fund may invest directly in utility companies. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.
Debt Securities Risk – Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
Index Tracking Risk – There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, difficulty borrowing securities, expenses (including rebalancing expenses), and other transaction costs related to the normal operation of the Fund. These costs that may be incurred by the Fund are not incurred by the Index, which may make it more difficult for the Fund to track the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective.
Passive Investment Risk – The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. The Fund invests in securities included in the Index regardless of the Adviser’s independent analysis of the investment decision.
Index Calculation Methodology Risk – The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Interest Rate Risk – As interest rates rise, the value of debt securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. In a low interest rate environment, the Fund’s cash and cash equivalent positions, which typically include highly rated and highly liquid debt securities, are expected to earn correspondingly low returns.
Market Disruption Risk – Geopolitical and other events, including public health crises, natural disasters and armed conflicts or war have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads on the Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund’s Index.

U.S. Treasury Securities Risk – U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Although U.S. Treasury securities are backed by the “full faith and credit” of the United States, the U.S. Government does not guarantee the market value of these securities, and consequently, the market value of such securities may fluctuate. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury securities to decline.
Interruption in Trading Risk – An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk – Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk – At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
Market Risk – Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Cybersecurity Risk – Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Operational Risk – The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Subadviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Small-Capitalization Investing. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.
Large-Capitalization Investing Risk – The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
New Fund Risk – The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
Canadian Securities Risk – The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund. Canada is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.
Special Risks of Exchange-Traded Funds

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Shares of the Fund May Trade at Prices Other Than NAV – As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
Trading – Although shares of the Fund are listed for trading on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
Flash Crash Risk – Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.
Performance Information
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund's website at www.asymshares.com.
Management
Investment Adviser. ASYMmetric ETFs, LLC
Subadviser. Toroso Investments, LLC
Portfolio Managers. Charles A. Ragauss, CFA, and Qiao Duan, CFA, of Toroso Investments, LLC (each a “Portfolio Manager”) are primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers has been a portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor, and accepted by the Transfer Agent. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.asymshares.com/more.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.